EXECUTION COPY EIGHTH AMENDMENT TO CREDIT AGREEMENT This Eighth Amendment to Credit Agreement (this “Amendment”) is made as of July 3, 2025, by and among: BABCOCK & WILCOX ENTERPRISES, INC., a Delaware corporation (the “Borrower”); the Persons named on Schedule I hereto (individually, a “Guarantor”, and collectively, the “Guarantors”; the Guarantors, together with the Borrower, are hereinafter referred to individually as a “Loan Party” and collectively as the “Loan Parties”); the LENDERS party hereto; and AXOS BANK, as Administrative Agent; in consideration of the mutual covenants herein contained and benefits to be derived herefrom. W I T N E S S E T H: WHEREAS, reference is made to that certain Credit Agreement, dated as of January 18, 2024 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Credit Agreement”), by, among others, the Borrower, the Guarantors, the Lenders party thereto from time to time, and Axos Bank, as Administrative Agent; WHEREAS, the Borrowers and the Guarantors have requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement to, among other things, (i) temporarily increase the amounts available to be borrowed based on Inventory, and (ii) modify certain other terms of the Credit Agreement; and NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Amendment, and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as hereinafter provided: 1. Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Credit Agreement unless otherwise defined herein. 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows: (a) By amending Section 1.01 (Defined Terms) thereof as follows: (i) By amending and restating the definition of “2025 Specified Dispositions” therein to read in its entirety as follows: “ “2025 Specified Dispositions” has the meaning specified in that certain Sixth Amendment dated as of March 25, 2025, by and among the Loan Parties, the Lenders party thereto and the Administrative Agent.” (ii) By amending and restating the definition of “Fee Letter” therein to read in its entirety as follows: “ “Fee Letter” means, collectively, (i) the letter agreement, dated as of the Closing Date, between the Borrower and the Administrative Agent, (ii) the letter agreement, dated as of the First Amendment Effective Date, between the

2 Borrower and the Administrative Agent, (iii) the letter agreement, dated as of the Fourth Amendment Effective Date, between the Borrower and the Administrative Agent, (iv) the letter agreement, dated as of the Fifth Amendment Effective Date, between the Borrower and the Administrative Agent, (v) the letter agreement, dated as of the Sixth Amendment Effective Date, between the Borrower and the Administrative Agent, (vi) the letter agreement, dated as of the Seventh Amendment Effective Date, between the Borrower and the Administrative Agent, and (vii) the letter agreement, dated as of the Eighth Amendment Effective Date, between the Borrower and the Administrative Agent.” (iii) By amending and restating the definition of “NOLV Percentage” therein to read in its entirety as follows: “ “NOLV Percentage” means, from and after the Eighth Amendment Effective Date, 40%; provided, that such percentage shall automatically reduce as follows: (i) on September 15, 2025, the NOLV Percentage shall reduce to 30%, and (ii) commencing on November 1, 2025, and on the first day of each calendar month thereafter, the NOLV Percentage shall further reduce by 2% per month (for illustrative purposes, on November 1, 2025, the NOLV Percentage shall reduce to 28%), until the NOLV Percentage has been reduced to 20%; provided, further, that upon the earlier to occur of the Diamond Power Disposition or the ASH Disposition, the NOLV Percentage shall immediately reduce to 20%.” (iv) By adding the following new definitions thereto in appropriate alphabetical order: “ ASH Disposition” means the Specified Transaction consisting of the Disposition of substantially all of the assets comprising the Loan Parties’ ASH Subsidiaries in accordance with the Second Amendment.” “ “Diamond Power Disposition” means the Specified Transaction consisting of the Disposition (following the consummation of the Reorganization (as defined in the Purchase Agreement referred to below) and the joinder to the Loan Documents of each of Allen-Sherman-Hoff, LLC and Babcock & Wilcox IP Holdings, LLC) of (i) the Equity Interests in Diamond Power International, LLC, a Delaware limited liability company (“DPI”), held by B&WC (the “DPI Interests”), (ii) the Equity Interests in Babcock & Wilcox Diamond Power Equipment Supply Co., Ltd., a Chinese company limited by shares, held by Babcock & Wilcox International Sales and Service Corporation, a Delaware corporation (“BWISSC”) (the “DP China Interests”), and (iii) certain assets held by B&W Canada (as further described on Exhibit B-1 of the Purchase Agreement referred to below, the “Purchased Assets”), in each case pursuant to and as further described in that certain Membership Interest, Share and Asset Purchase Agreement dated as of June 4, 2025 (the “Purchase Agreement”), by and among B&WC, BWISSC and B&W Canada, as the sellers, and Andritz (USA) Inc., a Georgia corporation, Andritz China Ltd., a Chinese Company limited by shares, and Andritz Canada Inc., a New Brunswick corporation, as the purchasers.” “ “Eighth Amendment Effective Date” means July 3, 2025.”

3 3. Temporary Partial Reduction of PBGC Reserve. On or about the Fifth Amendment Effective Date, the Administrative Agent established a Reserve in accordance with the Credit Agreement in an amount equal to the aggregate contributions required to be made by the Borrower or its Subsidiaries to the B&W Pension Plan with respect to the Specified Plan Year as required by the PBGC for two (2) plan years (such amount being $6,000,000 in the aggregate) (the “PBGC Reserve”). The Administrative Agent, in its Permitted Discretion, has determined to reduce temporarily the amount of the PBGC Reserve by $3,000,000; provided that such temporary reduction shall terminate (and the amount of the PBGC Reserve shall be increased to $6,000,000) upon the earlier to occur of (x) the date of the consummation of any Disposition of material assets of the Loan Parties (including, without limitation, the Diamond Power Disposition, any other Specified Transaction or any 2025 Specified Disposition), or (y) September 15, 2025 (such earlier date being referred to herein as the “Reserve Reduction Termination Date”), unless on or prior to the Reserve Reduction Termination Date, the Administrative Agent shall have received evidence, in form and substance satisfactory to the Administrative Agent, that the $3,000,000 installment due to the PBGC on or prior to September 15, 2025 pursuant to the PBGC Document described in clause (iii) of such definition (the “September 2025 PBGC Installment”) shall have been paid. Nothing contained herein shall restrict, impair or otherwise affect the Administrative Agent’s and the Lenders’ rights to administer the lending relationship with the Loan Parties under and in accordance with the Credit Agreement and the other Loan Documents, including, without limitation, the imposition, change, release or re-imposition of any Reserves in such amounts and with respect to such matters as the Administrative Agent may elect from time to time pursuant to the terms of the Credit Agreement. 4. Application of Proceeds of Diamond Power Disposition. Notwithstanding anything to the contrary in the Second Amendment, the Loan Parties covenant and agree that the Net Cash Proceeds of the Diamond Power Disposition shall be applied in the order, and in the amounts, set forth below (in each case, unless otherwise agreed by the Administrative Agent in its sole discretion): (i) to the repayment of the September 2025 PBGC Installment, in an aggregate amount equal to $3,000,000; (ii) to the repayment of Revolving Loans under the Credit Agreement, in an aggregate amount equal to $48,300,000 (which amounts may be reborrowed in whole or in part to the extent permitted under the Credit Agreement at such time and may be used for purposes permitted under the Credit Agreement, including for working capital needs); (iii) to the repayment of the Unsecured Notes, in an aggregate amount equal to $109,000,000; and (iv) the remainder to be retained by the Loan Parties in accounts subject to Qualifying Control Agreements to finance working capital, Capital Expenditures and Acquisitions and for general corporate purposes (including the payment of fees and expenses), in each case to the extent permitted under applicable Law and the Loan Documents. 5. Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement, the Collateral Documents and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all

4 representations and warranties of the Loan Parties contained in the Credit Agreement, the Collateral Documents and each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that (x) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects on and as of such earlier date, or (y) such representations and warranties contain a materiality qualification, in which case they are true and correct in all respects. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under the Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment. The Loan Parties hereby acknowledge, confirm and agree that the Collateral Documents and any and all Collateral previously pledged to the Administrative Agent, for the benefit of the Secured Parties, pursuant thereto, shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents. 6. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent: (a) The Administrative Agent shall have received (i) counterparts of this Amendment duly executed and delivered by each of the parties hereto (including, without limitation, the Lenders), (ii) counterparts of the Fee Letter described in clause (vii) of the definition thereof (as amended hereby), duly executed and delivered by each of the parties hereto, and (iii) each of the other documents, instruments, agreements and deliverables identified on a schedule previously delivered to the Borrower, each in form and substance reasonably satisfactory to the Administrative Agent and, where necessary, duly executed and delivered by each of the parties thereto (together with this Amendment, collectively, the “Eighth Amendment Closing Documents”). (b) All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment and the documents, instruments and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent. (c) Since December 31, 2024, there shall not have occurred any event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (d) Upon the reasonable request of any Lender, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti- money-laundering rules and regulations, including, without limitation, the Patriot Act and Canadian AML Legislation, and any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party. (e) The Administrative Agent shall have received evidence that all members, boards of directors, governmental, shareholder and material third party consents and approvals necessary in connection with the execution, delivery and performance by any Loan Party

5 and the validity against such Loan Party of the Loan Documents to which it is a party have been obtained. (f) The Administrative Agent and the Lenders shall have received payment for all fees and expenses owing pursuant to Section 11.04 of the Credit Agreement. (g) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing. (h) The Administrative Agent shall have received such additional documents, instruments, and agreements as the Administrative Agent may reasonably request in connection with the transactions contemplated hereby. 7. Representations and Warranties of the Loan Parties. Each of the Loan Parties hereby represents and warrants as follows: (a) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under, or require any payment to be made under (1) any Contractual Obligation (including, without limitation, the Secured Notes Documents, the PBGC Documents and the Specified Guarantor Subordinated Debt Documents) to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, except where such conflict, breach or contravention could not reasonably be expected to have a Material Adverse Effect, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Applicable Law, except where, in the case of this clause (iii), such violation could not reasonably be expected to have a Material Adverse Effect. (b) This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms. (c) The Loan Parties, together with their Subsidiaries on a Consolidated basis, are Solvent. (d) Since December 31, 2024, there has not occurred any event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (e) None of the Borrower’s or any Guarantor’s Organization Documents (including, without limitation, authorizing resolutions) attached to those certain Secretary’s Certificates delivered to the Administrative Agent on the Closing Date (or, in the case of the Guarantors that joined the Loan Documents on the Seventh Amendment Effective Date, the Seventh Amendment Effective Date) have been amended, modified, supplemented, revoked or rescinded since the Closing Date (or the Seventh Amendment Effective Date, as applicable), and all of such Organization Documents remain in full force and effect as of the date hereof.

6 (f) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. 8. Miscellaneous. (a) Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Administrative Agent, the other Secured Parties, or their respective Related Parties, with respect to the Obligations, and that if any of the Loan Parties now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES such Persons from any liability therefor. (b) The provisions of Section 11.18 (Electronic Execution; Electronic Records; Counterparts) of the Credit Agreement are hereby incorporated herein, mutatis mutandis. (c) This Amendment, the Credit Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. (e) If any provision of this Amendment, the Credit Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment, the Credit Agreement and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular

7 jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Administrative Agent or the other Secured Parties or their respective counsel in entering into this Amendment. (g) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. [SIGNATURE PAGES FOLLOW]

Schedule I Guarantors Americon Equipment Services, Inc. Americon, LLC Babcock & Wilcox Construction Co., LLC Babcock & Wilcox Equity Investments, LLC Babcock & Wilcox Holdings, LLC Babcock & Wilcox International Sales and Service Corporation Babcock & Wilcox International, Inc. The Babcock & Wilcox Company Babcock & Wilcox Technology, LLC Diamond Operating Co., Inc. Diamond Power China Holdings, Inc. Diamond Power Equity Investments, Inc. Diamond Power International, LLC Sofco – EFS Holdings LLC Babcock & Wilcox SPIG, Inc. Babcock & Wilcox Canada Corp. Babcock & Wilcox New Energy Holdings, LLC Babcock & Wilcox Solar Energy, Inc. Babcock & Wilcox Chanute, LLC Babcock & Wilcox FPS Inc. Babcock & Wilcox Developments, LLC Massillon NG2H, LLC Wyoming C2H, LLC Mountaineer C2H, LLC Bayou B2H, LLC 4388862.4